BAUMAN, RAYMONDO & COMPANY PA
Certified Public Accountants

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders
HealthCentrics, Inc.
Tampa, Florida

We have audited the accompanying balance sheet of HealthCentrics, Inc. (a Development Stage Company) as of June 30, 2002 and the related statements of operations, cash flows and stockholders' equity for the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of HealthCentrics, Inc. at June 30, 2002 and the results of its operations, and its cash flows for the period then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note A, the Company has been in the development stage since its inception on February 22, 2002. Realization of a major portion of the assets is dependent upon the Company's ability to meet its future financing requirements, and the success of future operations. These factors raise substantial doubt about the Company's ability to continue as a going concern.

S/S BAUMANN, RAYMONDO & COMPANY, P.A.
Tampa, Florida
August 6, 2002



HEALTHCENTRICS, INC.
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEET
JUNE 30, 2002
                               ASSETS
CURRENT ASSETS
   Cash                                                  $    2,073
   Accounts receivable, net of zero allowance                 2,750

        Total current assets                                  4,823

          TOTAL ASSETS                                        $,823

                LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

    Accounts payable                                        218,747
    Accrued liabilities                                      20,164

        Total current liabilities                           238,911

STOCKHOLDERS' EQUITY
    Common stock, $001 par value, 50,000,000                 11,374
      authorized, 11,373,642 shares issued
      and outstanding
    Preferred stock, $.002 par value,
      20,000,000 authorized, no shares issued
      and outstanding
    Additional paid-in capital                              363,295
    Deficit accumulated during the development stage       (608,757)

        Total stockholders' equity                         (234,088)

            LIABILITIES AND STOCKHOLDERS' EQUITY          $   4,823








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The accompanying notes are an integral part
of these financial statements

HEALTHCENTRICS, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF OPERATIONS
FOR THE PERIOD FEBRUARY 22, 2002 (Date of Inception) to JUNE 30, 2002



REVENUES                                          $      3,000

COST OF SALES                                            2,595

    GROSS PROFIT                                           405

EXPENSES
    Sales expense                                        32,415
    Marketing expense                                   106,773
    Development expense                                 220,625
    Customer service expense                             18,709
    General and administrative expense                   230,640

    Total expenses                                      609,162

NET LOSS                                           $   (608,757)



















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The accompanying notes are an integral part
of these financial statements

HEALTHCENTRICS INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CASH FLOWS
FOR THE PERIOD FEBRUARY 22, 2002 (Date of Inception)
TO JUNE 30, 2002
CASH FLOWS FROM OPERATING ACTIVITIES
    Net (loss)                                        $    (608,757)
    (Increase) decrease in current assets:
      Accounts receivable                                    (2,750)

    Increase (decrease) in current liabilities:
      Accounts payable                                       218,747
      Accrued liabilities                                     20,164
        Total adjustments                                    236,161

      Net cash flows (used) in
        operating activities                               (372,596)

CASH FLOWS FROM FINANCING ACTIVITIES
      Common stock issued                                   374,669

      Net cash provided by financing
        activities                                          374,669

NET INCREASE IN CASH                                          2,073

CASH, BEGINNING OF THE PERIOD                                     -
CASH, END OF THE PERIOD                                $      2,073















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The accompanying notes are an integral part
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

HEALTHCENTRICS INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF STOCKHOLDERS' EQUITY
FOR THE PERIOD FEBRUARY 22, 2002 (Date of Inception)
TO JUNE 30, 2002
                                                      ACCUMULATED
                                         ADDITIONAL  DEFICIT DURING
                          COMMON STOCK     PAID-IN     DEVELOPMENT
                       SHARES      VALUE   CAPITAL        STAGE      TOTAL
BALANCE,
FEBRUARY 22, 2002             -    $   -   $     -     $     -      $     -

Common stock issued  11,373,642    11,374   363,295          -      374,669

Net loss                      -        -         -    (608,757)   (608,757)

BALANCE
JUNE 30, 2002        11,373,642   $11,374  $363,295   $(608,757) $(234,088)




























Read independent auditors' report.
The accompanying notes are an integral part of these financial statements

HEALTHCENTRICS, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2002

NOTE A - DEVELOPMENT STAGE

Development Stage Company

HealthCentrics, Inc (the "Company") has been in the development stage since its formation on February 22, 2002 and as such has devoted most of its efforts since inception to developing its business plan, issuing common stock, raising capital, establishing its accounting systems and other administrative functions.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

The Company markets an Application Service Provider ("ASP") medical practice management system. the product is completely browser based and delivered over the Internet based on the ASP model. This interactive, scaleable ASP medical practice management system has been designed and built using the latest Internet application development tools. As a result, no software is required at the practice offices' (customers') locations. As global information systems evolve into automated digitized systems, the healthcare industry presents highly lucrative opportunities for medical management service, software and application providers such as HealthCentrics, Inc.

Basis of Accounting

The Company maintains its financial records and financial statements on the accrual basis of accounting. the accrual basis of accounting provides for matching of revenues and expenses.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers accounts held by financial institutions and short-term investments with an original maturity date 90 days or less to be cash and cash equivalents.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ form those estimates.

Advertising Costs

Advertising costs are expensed as incurred.


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HEALTHCENTRICS, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2002

NOTE B - SUMMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes

The Company records its federal and state tax liability in accordance with Financial Accounting Standards Board Statement No. 109 "Accounting for Income Taxes". The deferred taxes payable are recorded for temporary differences between the recognition of income and expenses for tax and financial reporting purposes, using current tax rates. Deferred assets and liabilities represent the future tax consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled.

Since its inception, the Company has accumulated a loss of $608,494 for income tax purposes, which can be used to offset future taxable income through 2022. As of June 30, 2002, no deferred taxes were recorded in the accompanying financial statements.

NOTE C - CAPITAL STOCK

Common Stock

The Company is authorized to issue 50 million shares of common stock with a par value of $0.001 per share. As of June 30, 2002, there were 11,373,642 shares issued and outstanding. All of the shares issued and outstanding as of June 30, 2002 are restricted as to the sale to other parties. Each share of common stock has one vote on all matters acted upon by the shareholders.

Preferred Stock

The Company is authorized to issue 20 million shares of preferred stock with a par value of $0.002 per share. As of June 30, 2002, there were no preferred shares issued or outstanding.

NOTE D - RELATED PARTY TRANSACTIONS

License Agreement

The Company has an irrevocable perpetual license agreement with a company affiliated with certain of its directors/shareholders. The license agreement grants an irrevocable, perpetual license of any and all Intellectual Property Rights owned or otherwise assertable by the licensor to use the licensed materials.

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HEALTHCENTRICS, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2002

NOTE D - RELATED PARTY TRANSACTIONS (CONTINUED)

License Agreement (continued)

The licensed materials consist of a suite of web-native and browser-based practice management applications and include all HTML, XML, other Source Code, Object Code, database architectures and system documentation related to the MedBillRx medical billing and practice management application, and ComplyMD, a physician monitoring program to meet compliance issues, as well as any rights the licensor has to SnaPPnet, a credentialing system.

The terms of the license agreement stipulate a one-time license fee plus a percentage of the gross revenues derived from the use of the licensed materials.

The Company held a secured note from the licensor that was assigned to it from certain shareholders/directors of the Company. The Company has forgiven the Note as payment for the one-time license fee and all future royalties. The basis of this Note to the Company is considered to be zero and consequently there have been no amounts booked to the financial statements as a result of this transaction.

Consulting Agreement

The Company has entered into a consulting agreement in April 2002 with a company affiliated with certain of its directors/shareholders. This agreement requires services to be provided by the consulting firm consisting of technical and architectural support, design and development of the Company's products and services. The fees for these services are $10,000 per month plus expenses approved by the Company in advance, for a term of one year, automatically renewable upon mutual consent of the parties.

Lease of Office Space

The Company has leased office space from a company affiliated with certain of its directors/shareholders from inception through July 31, 2002 for an amount of $2,124 per month, which is a fair rental value for the space leased.


HEALTHCENTRICS, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2002

NOTE E - SUBSEQUENT EVENTS

Lease of Office Space

On July 26, 2002, the Company entered into a six-month lease agreement for office space with a company affiliated with certain of its directors/shareholders for an amount of $2,124 per month. The lease commences on August 1, 2002 and ends on January 31, 2003. Upon maturity, the term may be extended for additional six-month periods with mutual written consent of both parties.




























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